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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-75367) of our report dated October 31, 2002 relating to the financial statements, which appears in this Annual Report on Form 10-K for the year ended September 30, 2002.

/S/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
December 19, 2002